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                                                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) incorporated by reference into this registration statement.

                                                         ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
February 2, 1999